Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Alloya Corporate Federal Credit Union (the “Company”)
J.P. Morgan Securities LLC (the “Structuring Agent”)
Dort Financial Credit Union
Gesa Credit Union
Liberty Federal Credit Union
(together, the “Specified Parties”)

Re: Alloya Auto Receivables Trust 2026-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “ALLCU 26-1 Combined - 7.31.26.xlsx” provided by the Company on August 25, 2026, containing information on 11,461 motor vehicle loans and retail installment sale contracts (the “Receivables”) as of July 31, 2026 (the “Initial Data File”) and
(ii)	an electronic data file entitled “ALLCU 26-1 Combined - 7.31.26_Updated.xlsx ” provided by the Company on September 14, 2026, containing information on 11,461 Receivables as of July 31, 2026 (the “Data File” and together with the Initial Data File, the “Data Files”)

We were informed the Receivables are intended to be included as collateral in the offering by Alloya Auto Receivables Trust 2026-1, consisting of:

•	4,026 Receivables from Dort Financial Credit Union (the “Dort Receivables”),
•	5,160 Receivables from Gesa Credit Union (the “Gesa Receivables”), and
•	2,275 Receivables from Liberty Federal Credit Union (the “Liberty Receivables”).

Dort Financial Credit Union, Gesa Credit Union, and Liberty Federal Credit Union (together, the “Responsible Parties”) are responsible for the specified attributes identified by the Company in the Data Files related to the Dort Receivables, Gesa Receivables, and Liberty Receivables, respectively.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and origination dates were within $1.00 and one business day, respectively.
•	The term “Cutoff Date” means July 31, 2026.
•	The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on September 3, 2026, which the Responsible Parties confirmed includes the acceptable forms of Insurance Document related to their respective Receivables.
•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on September 3, 2026, which the Responsible Parties confirmed are the acceptable forms of Title Document related to their respective Receivables.
•	The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on September 3, 2026, which the Responsible Parties confirmed are the acceptable names for the Responsible Parties that can appear in the Title Documents as the Legal Owner, Lien Holder, Security Interest Holder, or Secured Party related to their respective Receivables.
•	The term “Vehicle Model Mapping” means a list mapping vehicle model descriptions in the Sources to Model descriptions in the Data Files, which we listed in email correspondence to the Company on September 3, 2026, and the Responsible Parties confirmed they are in agreement with the mapping related to their respective Receivables.
•	The term “Instructions” means the instructions provided by the Responsible Parties pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Sources” means the following information provided by the Responsible Parties as electronic copies and/or images related to the Selected Receivables (defined below):
–	Installment Sale Contract, Loan and Security Agreement, Credit Application, Credit Report, Insurance Document, Indirect Funding Form, and Title Document. We make no representation regarding the validity, enforceability, or authenticity of these documents; and,
–	Screenshots from each Responsible Party’s core servicing system containing information related to Loan Term, Payment Amount, New/Used, Borrower Mailing State, Contract Rate, and/or Direct/Indirect (the “System Screenshots”).
•	The term “Provided Information” means the Cutoff Date, Acceptable Company Names, Vehicle Model Mapping, Instructions and Sources.
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The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 50 Dort Receivables, 50 Gesa Receivables, and 50 Liberty Receivables from the Initial Data File (together, the “Selected Receivables”) using a random sampling tool. A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Data File.
B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.
Attribute	Sources/Instructions
Original Balance	Installment Sale Contract, Loan and Security Agreement Recompute as the sum of the Amount Financed and any Prepaid Finance Charge in the Installment Sale Contract or Loan and Security Agreement.
Loan Term

Installment Sale Contract, Loan and Security Agreement, System Screenshot (for the Dort Receivables)

For the Dort Receivables, if (i) the Loan Term in the Installment Sale Contract or Loan and Security Agreement is one (1) month less than the Loan Term in the Initial Data File, and (ii) the final payment amount reflected in the System Screenshot is less than or equal to $10.00, compare to the System Screenshot. Otherwise, compare to the Installment Sale Contract or Loan and Security Agreement.

Origination Date	Installment Sale Contract, Loan and Security Agreement
Payment Amount	Installment Sale Contract, Loan and Security Agreement, System Screenshot
Manufacturer	Installment Sale Contract, Loan and Security Agreement
Model	Installment Sale Contract, Loan and Security Agreement, Vehicle Model Mapping
Year	Installment Sale Contract, Loan and Security Agreement
New/Used	Installment Sale Contract, Loan and Security Agreement, System Screenshot
VIN	Installment Sale Contract, Loan and Security Agreement
Borrower Mailing State	Installment Sale Contract, Loan and Security Agreement, System Screenshot
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Attribute	Sources/Instructions
Credit Bureau Score	Credit Report
Contract Rate	System Screenshot
Direct/Indirect	System Screenshot, Indirect Funding Form For the Gesa Receivables, consider as Direct if there is no Indirect Funding Form and the System Screenshot does not state Indirect.

We found such information to be in agreement except for certain Selected Receivables with differences to Borrower Mailing State related to the Dort Receivables.

C.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised with updates by Dort Financial Credit Union. Dort Financial Credit Union informed us that the Borrower Mailing State in the Initial Data File incorrectly reflected the state of Dort Financial Credit Union’s headquarters. The Data File reflected the revision of the Borrower Mailing State field by Dort Financial Credit Union to the actual Borrower’s mailing state address.

We reperformed Procedure B for the Selected Receivables in the Data File. We found such information to be in agreement without exception.

D.	For each Selected Receivable, we observed the presence of the following in the Sources:
•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Legal Owner, Lien Holder, Security Interest Holder, or Secured Party.
•	Proof of Insurance Policy. The Company informed us that any of the Insurance Document was acceptable proof of insurance.
•	Signed Credit Application. We make no representation regarding the authenticity of the borrower’s signature(s).
•	Truth-in-Lending Disclosure Statement in Installment Sale Contract or the following information in Loan and Security Agreement: Annual Percentage Rate, Finance Charge, Amount Financed, Total of Payments, Payment Schedule, and Prepaid Finance Charge.
•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the borrower’s signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

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We are required to be independent of the Responsible Parties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Parties, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
September 21, 2026

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Exhibit A

The Selected Receivables

Selected Receivable #	Receivable Number*	Selected Receivable #	Receivable Number*	Selected Receivable #	Receivable Number*
1	2026DO01	51	2026GE01	101	2026LI01
2	2026DO02	52	2026GE02	102	2026LI02
3	2026DO03	53	2026GE03	103	2026LI03
4	2026DO04	54	2026GE04	104	2026LI04
5	2026DO05	55	2026GE05	105	2026LI05
6	2026DO06	56	2026GE06	106	2026LI06
7	2026DO07	57	2026GE07	107	2026LI07
8	2026DO08	58	2026GE08	108	2026LI08
9	2026DO09	59	2026GE09	109	2026LI09
10	2026DO10	60	2026GE10	110	2026LI10
11	2026DO11	61	2026GE11	111	2026LI11
12	2026DO12	62	2026GE12	112	2026LI12
13	2026DO13	63	2026GE13	113	2026LI13
14	2026DO14	64	2026GE14	114	2026LI14
15	2026DO15	65	2026GE15	115	2026LI15
16	2026DO16	66	2026GE16	116	2026LI16
17	2026DO17	67	2026GE17	117	2026LI17
18	2026DO18	68	2026GE18	118	2026LI18
19	2026DO19	69	2026GE19	119	2026LI19
20	2026DO20	70	2026GE20	120	2026LI20
21	2026DO21	71	2026GE21	121	2026LI21
22	2026DO22	72	2026GE22	122	2026LI22
23	2026DO23	73	2026GE23	123	2026LI23
24	2026DO24	74	2026GE24	124	2026LI24
25	2026DO25	75	2026GE25	125	2026LI25
26	2026DO26	76	2026GE26	126	2026LI26
27	2026DO27	77	2026GE27	127	2026LI27
28	2026DO28	78	2026GE28	128	2026LI28
29	2026DO29	79	2026GE29	129	2026LI29
30	2026DO30	80	2026GE30	130	2026LI30
31	2026DO31	81	2026GE31	131	2026LI31
32	2026DO32	82	2026GE32	132	2026LI32
33	2026DO33	83	2026GE33	133	2026LI33
34	2026DO34	84	2026GE34	134	2026LI34
35	2026DO35	85	2026GE35	135	2026LI35
36	2026DO36	86	2026GE36	136	2026LI36
37	2026DO37	87	2026GE37	137	2026LI37
38	2026DO38	88	2026GE38	138	2026LI38
39	2026DO39	89	2026GE39	139	2026LI39
40	2026DO40	90	2026GE40	140	2026LI40
41	2026DO41	91	2026GE41	141	2026LI41
42	2026DO42	92	2026GE42	142	2026LI42
43	2026DO43	93	2026GE43	143	2026LI43
44	2026DO44	94	2026GE44	144	2026LI44
45	2026DO45	95	2026GE45	145	2026LI45
46	2026DO46	96	2026GE46	146	2026LI46
47	2026DO47	97	2026GE47	147	2026LI47
48	2026DO48	98	2026GE48	148	2026LI48
49	2026DO49	99	2026GE49	149	2026LI49
50	2026DO50	100	2026GE50	150	2026LI50

(*) Each Responsible Party has assigned a unique identification number to each Receivable in the Data Files. The identification numbers referred to in this Exhibit are not the Responsible Parties’ actual identification numbers.